Exhibit 99.1

Allison Transmission Announces G. Frederick Bohley as New Chief Operating Officer

INDIANAPOLIS, June 4, 2024 – Allison Transmission Holdings, Inc. (NYSE: ALSN), a global leader in commercial-duty automatic transmissions, electric and hybrid propulsion solutions, is pleased to announce the appointment of G. Frederick (Fred) Bohley III as the new Chief Operating Officer (COO), effective immediately. This appointment was approved by Allison’s Board of Directors.

Fred Bohley, who has been with Allison Transmission since 1991, will continue to hold his current roles as Chief Financial Officer (CFO) and Treasurer while taking on his new responsibilities as COO. In his expanded role, Fred will oversee the Finance, Strategy and Business & Corporate Development, Information Systems & Services (IS&S) and Operations organizations.

“Fred is a highly respected member of our team who has demonstrated exceptional leadership and a deep understanding of our company and our industry,” said David Graziosi, Chair and CEO of Allison Transmission. “His extensive experience and successful track record make him the ideal choice to help drive our strategic initiatives and growth. I am confident in Fred’s ability to lead these critical areas of our business.”

Bohley’s career at Allison Transmission has been marked by significant achievements and progressive leadership roles. He has been instrumental in overseeing all aspects of our financial management and has played a key role in setting the company’s strategic direction. His previous roles have included General Accountant, Tax Specialist, Internal Auditor and various director-level positions such as Director of Latin American Operations and Director of International Marketing and Business Planning.

The company has begun an extensive search for a new CFO to succeed Fred in these roles. In the interim, he will continue to serve in these capacities to ensure a smooth transition.

“We believe this new appointment will enhance our ability to meet the challenges ahead and continue our tradition of innovation and excellence,” added Graziosi. “Please join me in congratulating Fred on his new role and responsibilities.”

For more information about Allison Transmission, visit allisontransmission.com.

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About G. Frederick Bohley

Bohley joined Allison Transmission in 1991 in the Finance organization where he held positions of increasing responsibility. In 2001, Bohley joined Marketing, Sales and Service where he held the position of National Account Executive. He relocated to Sao Paulo, Brazil, in 2003 as Director of Latin American Operations and returned in 2006 as Director of International Marketing and Business Planning. Following Allison’s divestiture from General Motors, Bohley rejoined Finance and was promoted to Executive Director of Financial Planning and Analysis, Pricing and International Finance. He added Investor Relations to his responsibilities in 2013 and Business Planning in 2014. He was promoted to Vice President, with the added responsibility of the treasury department in 2016 and became Treasurer in 2017. Bohley was then promoted to Vice President, Chief Financial Officer and Treasurer in 2018 and he added Business Development to his responsibilities in 2018. In 2019 he was named Senior Vice President and now has oversight of Information Systems and Services. Bohley holds a bachelor’s degree in business, with majors in accounting and finance, from the Kelley School of Business at Indiana University.

About Allison Transmission

Allison Transmission (NYSE: ALSN) is a leading designer and manufacturer of propulsion solutions for commercial and defense vehicles and the largest global manufacturer of medium- and heavy-duty fully automatic transmissions that Improve the Way the World Works. Allison products are used in a wide variety of applications, including on-highway trucks (distribution, refuse, construction, fire and emergency), buses (school, transit and coach), motorhomes, off-highway vehicles and equipment (energy, mining and construction applications) and defense vehicles (tactical wheeled and tracked). Founded in 1915, the company is headquartered in Indianapolis, Indiana, USA. With a presence in more than 150 countries, Allison has regional headquarters in the Netherlands, China and Brazil, manufacturing facilities in the USA, Hungary and India, as well as global engineering resources, including electrification engineering centers in Indianapolis, Indiana, Auburn Hills, Michigan and London in the United Kingdom. Allison also has approximately 1,600 independent distributor and dealer locations worldwide. For more information, visit allisontransmission.com.

Forward-Looking Statements

This press release contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, wars and pandemics; global economic volatility; general economic and industry conditions, including the risk of recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; risks related to our indebtedness; and other risks and uncertainties associated with our business described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this press release, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations and risks related to our indebtedness.

Contacts

Jackie Bolles

Executive Director, Treasury and Investor Relations

jacalyn.bolles@allisontransmission.com

(317) 242-7073

Claire Gregory

Director, Global External Communications

Claire.Gregory@allisontransmission.com

(317) 694-2065